May 1, 2025 RSXJ
VanEck® Russia Small-Cap ETF
Summary Prospectus
Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.1

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.vaneck.com/us/en/etf-mutual-fund-finder/etfs/documents/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2025, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE
VanEck® Russia Small-Cap ETF’s (the “Fund”) stated investment objective is to seek to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Russia Small-Cap Index (the “Russia Small-Cap Index” or the “Index”).
However, due to the discontinuation of the Russia Small-Cap Index and the ongoing restrictions relating to Russian securities, the Fund will be unable to meet its investment objective. The Fund is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation.
FUND FEES AND EXPENSES
The following tables describe the fees and expenses of the Fund during liquidation of its portfolio. The Fund shall bear the expenses incurred in connection with carrying out liquidation, including, but not limited to, printing and legal expenses, audit and tax services fees, and the expenses of reports to shareholders. All such expenses will be considered extraordinary expenses for purposes of any expense limitation in effect with respect to the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee(a)	0.50%
Other Expenses(b)	12.02%
Acquired Fund Fees and Expenses(d)	0.12%
Total Annual Fund Operating Expenses(c)	12.64%
Fee Waivers and Expense Reimbursement(c)	-11.80%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(c)	0.84%
(a)    Starting March 11, 2022, Van Eck Associates Corporation (the “Adviser”) implemented a waiver of the Fund’s management fee, which will continue in effect while the Fund liquidates.
(b)    “Other Expenses” have been restated to reflect current fees.
(c)    The Adviser has agreed to pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, depositary receipt fees/expenses, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of the Fund’s average daily net assets per year until at least December 31, 2027. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees (the “Board of Trustees”) of VanEck ETF Trust (the “Trust”) acts to discontinue all or a portion of such expense limitation.
(d) “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s report to shareholders.
1 The Fund has been delisted by Cboe BZX Exchange, Inc. in connection with the liquidation of the Fund.

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EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund (“Shares”).
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for the period through December 31, 2027). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$86
3	$268
5	$2,819
10	$7,765
PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund formerly sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Russia Small-Cap Index. MarketVector Indexes GmbH (the “Former Index Provider”) has discontinued the Russia Small-Cap Index on July 31, 2023. The Fund is currently prevented by Russian law and U.S. economic sanctions from selling its portfolio securities and from repatriating the proceeds of any such sale in U.S. dollars. On September 29, 2022, the Board of Trustees of the Trust unanimously voted to approve a Plan of Liquidation and Termination of the Fund, contingent on receiving any necessary relief from the Securities and Exchange Commission. On December 28, 2022, the Securities and Exchange Commission granted exemptive relief to the Fund permitting the Fund to suspend the right of redemption with respect to shares of the Fund and, if necessary, postpone the date of payment of redemption proceeds with respect to redemption orders received on or after December 23, 2022 but not yet paid as of December 28, 2022 until the Fund completes the liquidation of its portfolio and distributes all its assets to remaining shareholders.
On January 12, 2023, an initial distribution was sent to shareholders. The Fund is currently operating pursuant to a plan of liquidation filed with the Securities and Exchange Commission, which provides that, pending liquidating distributions, the Fund will invest proceeds of cash dispositions of portfolio securities solely in U.S. government securities, money market funds that are registered under the Investment Company Act of 1940, as amended (the “Investment Company Act of 1940”), and comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, cash equivalents, securities eligible for purchase by a registered money market fund meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940 with legal maturities not in excess of 90 days and, if determined to be necessary to protect the value of a portfolio position in a rights offering or other dilutive transaction, additional securities of the affected issuer.
Furthermore, because the Fund has been delisted by Cboe BZX Exchange, Inc. in connection with the liquidation of the Fund, the Fund is no longer an exchange-traded fund and we do not anticipate that there will be a trading market for your shares. Upon payment of the final liquidating distribution, the Fund will be terminated.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund’s stated concentration policy is that the Fund may concentrate its investments in a particular industry or group of industries to the extent that the Russia Small-Cap Index concentrates in an industry or group of industries. However, due to the discontinuation of the Russia Small-Cap Index and ongoing restrictions relating to Russian securities, the Fund will be unable to follow its industry concentration policy.
Please consult the Fund’s website for future updates about the Fund and the status of its liquidation. If you have any questions, please call VanEck at 800.826.2333.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

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Due to the discontinuation of the Russia Small-Cap Index and ongoing restrictions relating to Russian securities, the Fund will be unable to meet its investment objective or pursue its prior principal investment strategies. It is possible that the liquidation of the Fund will take an extended period of time if circumstances involving Russian securities do not improve. Furthermore, because the Fund has been delisted by Cboe BZX Exchange, Inc. in connection with the liquidation of the Fund, the Fund is no longer an exchange-traded fund and it is unlikely that there will be a trading market for your shares.
Special Risk Considerations of Investing in Russian Issuers. Investments in securities of Russian issuers, including issuers located outside of Russia that generate significant revenues from Russia, involve risks and special considerations not typically associated with investments in the U.S. securities markets. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.
The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Securities markets in Russia are subject to additional risks relating to the settlement, clearing and registration of securities transactions. Additionally, certain investments in Russia may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Moreover, trading on securities markets in Russia may be suspended altogether.
The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. Less information may be available about companies in which the Fund invests because many companies that are tied economically to Russia are not subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a further decline in the value of the Fund’s Shares.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, import and export restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests.
The Russian government continues to control a large share of economic activity in the region. Political and economic reforms are too recent to establish a definite trend away from centrally planned economics and state-owned industries. The Russian government owns shares in corporations in a range of sectors including banking, energy production and distribution, automotive, transportation and telecommunications. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy. Political and economic events in Russia may continue to have significant adverse effects on the Russian ruble and on the value and liquidity of the Fund’s investments.
Foreign Securities Risk. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities.
Emerging Market Issuers Risk. Investments in securities of emerging market issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks may include, among others, expropriation, nationalization and/or confiscation of assets and property, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, crime (including drug violence) and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding

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accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Emerging markets are also more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the greater the likelihood of custody problems. Additionally, each of the factors described below could have a negative impact on the Fund’s performance and increase the volatility of the Fund.
Securities Market Risk. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in emerging market countries, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.
Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities could negatively impact the Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.
Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
In addition, commodities (such as oil, gas and minerals) represent a significant percentage of certain emerging market countries’ exports and these economies are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, most emerging market countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth.
Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain emerging market countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region.
Also, from time to time, certain issuers located in emerging market countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.
The economies of one or more countries in which the Fund may invest may be in various states of transition from a planned economy to a more market oriented economy. The economies of such countries differ from the economies of most developed countries in many respects, including levels of government involvement, states of development, growth rates, control of foreign exchange and allocation of resources. Economic growth in these economies may be uneven both geographically and among various sectors of their economies and may also be accompanied by periods of high inflation. Political changes, social instability and adverse diplomatic developments in these countries could result in the imposition of additional government restrictions, including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of securities of emerging market issuers. There is no guarantee that the governments of these countries will not revert back to some form of planned or non-market oriented economy, and such

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governments continue to be active participants in many economic sectors through ownership positions and regulation. The allocation of resources in such countries is subject to a high level of government control. Such countries’ governments may strictly regulate the payment of foreign currency denominated obligations and set monetary policy. Through their policies, these governments may provide preferential treatment to particular industries or companies. The policies set by the government of one of these countries could have a substantial effect on that country’s economy.
Investment and Repatriation Restrictions Risk. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. In addition, the Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables the Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.
Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
Limited Disclosure About Emerging Market Issuers Risk. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.
Foreign Currency Risk Considerations. The Fund’s assets that are invested in securities of issuers in emerging market countries will generally be denominated in foreign currencies, and the proceeds received by the Fund from these investments may be denominated in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.
The Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce the Fund’s investment performance and the value of your investment in the Fund. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code of 1986. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance.
Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, the Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

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Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the Investment Company Act of 1940 permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.
The Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests effected in cash. In the event that the Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, the Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.
In certain emerging market countries, the marketability of investments may be limited due to the restricted opening hours of trading exchanges, and a relatively high proportion of market value may be concentrated in the hands of a relatively small number of investors. In addition, because certain emerging market countries’ trading exchanges on which the Fund’s portfolio securities may trade are open when the relevant exchanges are closed, the Fund may be subject to heightened risk associated with market movements. Trading volume may be lower on certain emerging market countries’ trading exchanges than on more developed securities markets and securities may be generally less liquid. The infrastructure for clearing, settlement and registration on the primary and secondary markets of certain emerging market countries are less developed than in certain other markets and under certain circumstances this may result in the Fund experiencing delays in settling and/or registering transactions in the markets in which it invests, particularly if the growth of foreign and domestic investment in certain emerging market countries places an undue burden on such investment infrastructure. Such delays could affect the speed with which the Fund can transmit redemption proceeds and may inhibit the initiation and realization of investment opportunities at optimum times.
Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.
Corporate and Securities Laws Risk. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and securityholders rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, securityholders of issuers located in emerging market countries may not receive many of the protections available to securityholders of issuers located in more developed countries. In circumstances where adequate laws and securityholders rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuers will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. The Fund may also (directly or indirectly) incur costs in connection with conversions between U.S. dollars and foreign currencies.
Depositary Receipts Risk. The Fund may invest in depositary receipts (including American Depositary Receipts), which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the

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underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
Illiquid Investments Risk. As a result of the current conditions related to Russian securities and Russian markets, the Fund is unable to dispose of the Russian securities in its portfolio and the Fund's portfolio has become illiquid. It is unknown when current restrictions will be lifted. In the event that it becomes possible to dispose of Russian securities, other market participants may attempt to liquidate holdings at the same time as the Fund, and the Fund may be unable to transact at advantageous times or prices.
Micro-Capitalization Companies Risk. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell those securities.
Small-Capitalization Companies Risk. Small-capitalization companies may be more volatile and more likely than medium- and large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of medium- and large-capitalization companies.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns.
Market Risk. The prices of securities are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions and other trade barriers) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or underperform other investments. An investment may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. Due to the discontinuation of the Russia Small-Cap Index and ongoing restrictions relating to Russian securities, the Fund’s return will not match the return of the Russia Small-Cap Index.
No Active Trading Market. There is currently no trading market for your shares. It is unlikely that there will be a trading market for your shares. In addition, creations and redemptions of Fund shares have been halted.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers. DUE TO INABILITY TO TRADE RUSSIAN SECURITIES, THE FUND'S ASSETS ARE VALUED USING A FAIR VALUE METHODOLOGY. THE ACTUAL PRICE RECEIVED BY THE FUND FOR ITS ASSETS MAY DIFFER SUBSTANTIALLY FROM THE FAIR VALUE ASSIGNED TO SUCH ASSETS.
Issuer-Specific Changes Risk. The value of individual securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, region, market, industry, sector or asset class. A change in the financial condition, market perception or the credit rating of an issuer of securities included in the Fund’s Index may cause the value of its securities to decline.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. The Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s net asset value and may make

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the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk if it is comprised of a limited number of investments.
Concentration Risk. The Fund’s stated concentration policy is that the Fund may concentrate its investments in a particular sector or sectors or industry or group of industries to the extent the Russia Small-Cap Index concentrates in a particular sector or sectors or industry or group of industries. However, due to the discontinuation of the Russia Small-Cap Index and ongoing restrictions relating to Russian securities, the Fund will be unable to follow its industry concentration policy.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with a broad-based benchmark index. The Fund’s performance is shown for certain periods prior to it entering liquidation. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years

Best Quarter:	551.34%	3Q 2024
Worst Quarter:	-97.72%	1Q 2022
Average Annual Total Returns for the Periods Ended December 31, 2024
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years
VanEck Russia Small-Cap ETF (return before taxes)	580.57%	-37.14%	-14.35%
VanEck Russia Small-Cap ETF (return after taxes on distributions)	576.18%	-37.80%	-15.17%
VanEck Russia Small-Cap ETF (return after taxes on distributions and sale of Fund Shares)	302.68%	-20.02%	-7.17%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	17.49%	10.06%	9.23%
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	April 2011

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PURCHASE AND SALE OF FUND SHARES
The Funds have been delisted by Cboe BZX Exchange, Inc and have entered liquidation. The Funds are no longer exchange-traded funds, and it is unlikely that there will be a trading market for your shares.
TAX INFORMATION
If you are subject to federal income tax, the liquidation of a Fund will result in one or more taxable events for you. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. However, you may not be able to recognize a loss until you receive the final distribution in a series of liquidating distributions. In connection with the liquidation, a Fund may declare taxable distributions of its investment income and/or net capital gain. If trading in Fund shares were to resume, which is not anticipated, a sale or exchange of Fund shares prior to the liquidation would generally give rise to a capital gain or loss to you for federal income tax purposes. Please consult your personal tax advisor about the potential tax consequences of a Fund’s liquidation.

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800.826.2333 | vaneck.com
RSXJSUM	(05/2025)